UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2024
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOAR.WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The 2024 annual meeting of stockholders (the “Annual Meeting”) of Volato Group, Inc. (the "Company") was held in a virtual-only format on June 20, 2024 at 8:00 a.m., Eastern Time, via live webcast. Proxies were solicited pursuant to the Company’s proxy statement filed on April 29, 2024 with the United States Securities and Exchange Commission ("SEC") under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of April 17, 2023, the record date for the Annual Meeting, the number of shares of common stock outstanding and entitled to vote at the Annual Meeting was 29,258,087. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 16,851,564, representing approximately 58% of the total number of shares of common stock entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect two Class I director nominees to the Company's board of directors (the "Board"), each to hold office until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal, (ii) approve the Employee Stock Purchase Plan ("ESPP") and, (iii) to ratify the selection of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The voting results reported below are final.

The following is a summary of the matters voted on at the Annual Meeting.

Proposal 1 - Election of Directors
Nicholas Cooper and Matthew Liotta were duly elected to the Company's Board as Class I directors. The results of the election were as follow:

CLASS I DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Nicholas Cooper	11,979,113	317,045	4,555,456
Matthew Liotta	11,997,450	298,708	4,555,456

Proposal 2 - Approve Employee Stock Purchase Plan
The approval of the ESPP was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
12,044,735	166,625	84,798	4,555,456

Proposal 3 - Ratify the Selection of Independent Registered Public Accounting Firm
The selection of Rose, Snyder & Jacobs LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2024 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
16,237,198	123	614,293

No other matters were submitted to or voted on by the Company's stockholders at the Annual Meeting.

Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 24, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer